UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 5.03 and 5.07 of this report is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2018, InspireMD, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the stockholders approved the proposal to authorize the board of directors (the “Board”), in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-25 to 1-for-50, such ratio to be determined by the Board.

On February 7, 2018, following the Special Meeting, the Board approved a 1-for-35 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”), and the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate Amendment”) to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Time on February 7, 2018, and the Company’s common stock will begin trading on a split-adjusted basis when the market opens on February 8, 2018.

When the Reverse Stock Split becomes effective, every 35 shares of the Company’s issued and outstanding common stock (and such shares held in treasury) will automatically be converted into one share of common stock, without any change in the par value per share. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the conversion of the Company’s outstanding shares of preferred stock and the exercise of all outstanding stock options and warrants to purchase shares of common stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any fraction of a share of common stock that would otherwise have resulted from the Reverse Stock Split will be rounded up to the nearest whole share.

The Company’s common stock will continue to trade on the NYSE American under the symbol “NSPR.” The new CUSIP number for common stock following the Reverse Stock Split will be 45779A 861.

Action Stock Transfer Corp, the Company’s transfer agent, will act as the exchange agent for the Reverse Stock Split.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 26, 2017 (the “Special Meeting Proxy”), the relevant portions of which are incorporated herein by reference. A copy of the Certificate Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following three proposals were submitted to the Company’s stockholders:

(1)	Authorization of the Board, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-25 to 1-for-50, such ratio to be determined by the Board.

(2)	Approval of the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of November 28, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on December 1, 2017, pursuant to the securities purchase agreement, dated as of November 28, 2017, entered into in such private placement, in accordance with the NYSE American Company Guide Section 713(a)(ii).

(3)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

For more information about the foregoing proposals, see the Special Meeting Proxy. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(1)	Authorization of the Board, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-25 to 1-for-50, such ratio to be determined by the Board:

Votes For	Votes Against	Votes Abstaining
26,189,865	6,822,237	81,060

The reverse stock split proposal was approved as the proposal received the affirmative vote of a majority of the shares of the Company’s common stock outstanding and entitled to vote on the proposal at the Special Meeting.

(2)	Approval of the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of November 28, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on December 1, 2017, pursuant to the securities purchase agreement, dated as of November 28, 2017, entered into in such private placement, in accordance with the NYSE American Company Guide Section 713(a)(ii):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
16,066,225	2,614,628	189,124	14,223,185

The private placement proposal was approved as the proposal received the affirmative vote of a majority of the votes cast on the proposal with abstentions counting as votes cast.

(3)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals:

Votes For	Votes Against	Votes Abstaining
26,418,153	6,055,475	619,534

The adjournment proposal was approved as the proposal received the affirmative vote of a majority of the votes cast on the proposal.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 8.01 Other Events.

On February 7, 2018, the Company issued a press release announcing that the Board has approved the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of InspireMD, Inc.

99.1	Press release dated February 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: February 7, 2018	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer